UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 17, 2023

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Extension of the Waiver of the September 29, 2023 Cash Interest Payment under the 11.00% Unsecured PIK Toggle Series A Note

On October 20, 2023, Stonepeak Magnet Holdings LP (“Stonepeak”) agreed to extend the Cash Interest Payment Date (as defined in the Series A Note (as defined below)) of the September 29, 2023 Cash Interest (as defined in the Series A Note) payment under the Series A Note from October 20, 2023 to October 23, 2023 pursuant to the First Amendment to Temporary Waiver Agreement (the “Amended Waiver”) between Stonepeak and Akumin Operating Corp., a Delaware corporation (the “Issuer”), a wholly owned indirect subsidiary of Akumin Inc. (the “Company,” “we,” or “our”), which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 16, 2023, in connection with the 11.00% Unsecured PIK Toggle Series A Note, dated as of September 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Series A Note”), between the Issuer and Stonepeak, the form of which was attached as Exhibit B to the Series A Notes and Common Share Purchase Agreement between the Company, the Issuer and Stonepeak, dated June 25, 2021, which was filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

In accordance with the terms set forth in Section 1 of the Amended Waiver, (i) Stonepeak agreed on October 20, 2023 to modify the terms of the Amended Waiver by further extending the Cash Interest Payment Date of the September 29, 2023 Cash Interest payment from October 20, 2023 to October 23, 2023 and (ii) Stonepeak agreed that no Default, Event of Default or Trigger Event (each as defined in the Series A Note) occurred upon the Issuer’s failure to make the Cash Interest payment due September 29, 2023 and that it would not be entitled as a result thereof to any rights and remedies under Section 8 of the Series A Note.

In the event that the Issuer does not pay Stonepeak $3,939,615.08 in Cash Interest by October 23, 2023, the extension of the Cash Interest Payment Date from September 29, 2023 to October 23, 2023 and the waiver of Stonepeak’s rights and remedies under Section 8 of the Series A Note shall be deemed ineffective and Stonepeak shall immediately be entitled to all its rights and remedies under Section 8 of the Series A Note as if the Waiver and the Amended Waiver had never existed.

The foregoing summary of the terms of the Amended Waiver does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amended Waiver, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 16, 2023 and is incorporated herein by reference.

Restructuring Support Agreement

On October 20, 2023, the Company, entered into a Restructuring Support Agreement (including all exhibits thereto, collectively, the “RSA”) with (i) certain of its affiliates and subsidiaries (as set forth in the RSA, and together with Akumin, the “Company Parties”); (ii) Stonepeak (iii) certain Consenting 2025 Noteholders; (iv) certain Consenting 2028 Noteholders (together with the Consenting 2025 Noteholders, the “Consenting Noteholders”); (v) certain Consenting RCF Lenders; (vi) certain Consenting Equityholders; (vii) certain Consenting Non-Debtor Hospital Partner Entities; and (viii) certain Consenting Physician-Owned Entities (as each such term is defined in the RSA, and collectively, other than the Company Parties, the “Consenting Stakeholders”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the RSA.

As set forth in the RSA, the Company and the Consenting Stakeholders have agreed to the principal terms of a restructuring of the Company (the “Restructuring”) through a prepackaged chapter 11 plan of reorganization (the “Prepackaged Plan”), a copy of which is attached as Exhibit B to the RSA. Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the RSA, there can be no assurance that the Company will be successful in completing the Restructuring, whether on the same or different terms than those provided in the RSA and the Prepackaged Plan.

The transactions contemplated by the RSA include, among other things, (i) the cancellation of the Prepetition 2025 Notes and the issuance of the New 2027 Notes to holders of the Prepetition 2025 Notes to the extent such Prepetition 2025 Notes are not repurchased in the Reverse Dutch Election Opportunity (as described below); (ii) the cancellation of the Prepetition 2028 Notes and the issuance of the New 2028 Notes to holders of the Prepetition 2028 Notes to the extent such Prepetition 2028 Notes are not repurchased in the Reverse Dutch Election Opportunity; (iii) the amendment and/or cancellation, as appropriate, of the Prepetition RCF Facility in exchange for the New RCF Exit Facility; (iv) a capital investment by Stonepeak in the Company in the aggregate amount of $130,000,000 (the “Consenting Investor Direct Investment”) which shall include a $75,000,000 equitizing debtor-in-possession financing facility; and (v) the acquisition by Stonepeak of all existing common stock of Akumin in exchange for $25,000,000 and certain contingent value rights (the “CVRs”). Additionally, $60,000,000 of the Consenting Investor Direct Investment shall be made available for a Reverse Dutch Election Opportunity, pursuant to which holders of the Prepetition 2025 Notes and Prepetition 2028 Notes shall have the opportunity to receive Cash in lieu of the New 2027 Notes and/or New 2028 Notes, as applicable, on the terms set forth in the Prepackaged Plan.

The RSA may be mutually terminated by Stonepeak, the Required Consenting Noteholders, and each Company Party. The RSA will automatically terminate after the Prepackaged Plan Effective Date. Moreover, Stonepeak, the Consenting Noteholders, the Consenting RCF Lenders, the Consenting Equityholders, the Consenting Physician-Owned Entities, and the Company Parties and Consenting Non-Debtor Hospital Partner Entities each have termination rights if certain conditions, including milestones set forth in the RSA, as applicable, are not met.

The foregoing description of the RSA and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the RSA filed as Exhibit 10.1 hereto and incorporated herein by reference.

Certain of the transactions described in the foregoing shall be subject to approval by the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) pursuant to chapter 11 cases involving certain of the Company Parties (the “Chapter 11 Cases”). Such Company Parties expect to file voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S. C. 11 U.S.C. §§ 101-1532 in the Bankruptcy Court to pursue the Prepackaged Plan on or about October 22, 2023.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2023, the Company received a written notification (the “Staff Delisting Determination”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq would suspend the trading of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) at the opening of business on October 26, 2023 and (ii) would schedule the Common Stock for delisting thereafter and file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from being listed on Nasdaq.

The Staff Delisting Determination is based on the Company’s continued non-compliance with (i) the minimum bid price requirement for continued inclusion on The Nasdaq Capital Market (the “Capital Market”) under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”) and (ii) Nasdaq Listing Rule 5550(b)(1) (the “Equity Standard”), pursuant to which companies are required to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on the Capital Market, or either of the alternatives to compliance with the Equity Standard provided under Nasdaq Listing Rule 5550(b)(2) (the “Market Value of Listed Securities Standard”) and Nasdaq Listing Rule 5550(b)(3) (the “Net Income Standard” and collectively with the Market Value of Listed Securities Standard and the Equity Standard, the “Continued Listing Standards”).

As previously disclosed, on April 19, 2023, the Company received a written notification (the “Bid Price Notice”) from Nasdaq’s Listing Qualifications Department notifying the Company that the Common Stock’s closing bid price had been below $1.00 for 30 consecutive business days and that it was therefore not in compliance with Bid Price Requirement. Under the Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from the date of the Notice (the “First Compliance Period”) to regain compliance with the Bid Price Requirement. In the event it was not able to regain compliance with the Bid Price Requirement by the end of the First Compliance Period, the Company was eligible to qualify for a second 180 calendar day period to regain compliance with the Bid Price Requirement (the “Second Compliance Period”), subject to the Company’s compliance with specified requirements for listing on the Capital Market.

In addition, as previously disclosed, on August 15, 2023, the Company received a written notification (the “Equity Standard Notice”) from Nasdaq’s Listing Qualifications Department notifying the Company that it was not in compliance with Nasdaq’s Continued Listing Standards due to its failure to meet the Equity Standard or either of the alternatives to the Equity Standard provided by the Market Value of Listed Securities Standard or the Net Income Standard. The Company had a period of 45 calendar days from the date of the Equity Standard Notice to submit a plan to regain compliance with the Continued Listing Standards (the “Plan”). On September 29, 2023, the Company requested that the September 29, 2023 deadline to submit the Plan to Nasdaq be extended to October 16, 2023. Nasdaq’s Listing Qualifications Department granted the extension, and the Company submitted its Plan on October 16, 2023.

Upon expiration of the First Compliance Period on October 16, 2023, the Company failed to regain compliance with the Bid Price Requirement. Due to the Company’s failure to maintain compliance with the Equity Standard, the Staff Delisting Determination provides that the Company is not eligible for a Second Compliance Period. The Staff Delisting Determination also lists the Company’s non-compliance with the Equity Standard as an additional and separate basis for delisting the Common Stock from the Capital Market.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Restructuring Officer

Effective October 20, 2023, the board of directors of the Company appointed Ronald J. Bienias to serve as the Company’s Chief Restructuring Officer (“CRO”).

Ronald J. Bienias, age 52, has served as a Partner & Managing Director at AlixPartners, LLP (“AlixPartners”) since January 2021. Mr. Bienias served as Director at AlixPartners from April 2017 through January 2021. He is a Certified Insolvency and Restructuring Advisor, and a Certified Turnaround Professional. Mr. Bienias holds an MBA from the University of Michigan’s Ross School of Business.

There are no arrangements or understandings between Mr. Bienias and any other person pursuant to which he was selected as an executive officer of the Company, and there are no family relationships between Mr. Bienias and any of the Company’s directors or executive officers. Mr. Bienias has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

The appointment of Mr. Bienias as CRO is made pursuant to the Agreement for Interim Management Services between AlixPartners, LLP and Akumin, Inc. and certain of its affiliates and subsidiaries, dated October 17, 2023 (the “Interim Management Services Agreement”).

Mr. Bienias will not receive any compensation directly from the Company. Instead, the Company agreed to pay AlixPartners the following fees for its consulting services in connection with the Restructuring: (i) the Company will pay AlixPartners specified hourly rates for the services of Mr. Bienias and of other AlixPartners personnel, as well as provide reimbursement for all reasonable out-of-pocket expenses incurred by AlixPartners in connection with the Restructuring and (ii) the Company paid AlixPartners a retainer in the amount of $250,000 pursuant that certain engagement letter the Company and AlixPartners dated September 12, 2023, which shall be applied against the fees due to AlixPartners under the Interim Management Services Agreement. AlixPartners will refund any unused amounts remaining on account.

The foregoing summary of the Interim Management Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Interim Management Services Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release

On October 20, 2023, the Company issued a press release announcing the RSA and its decision to file the Chapter 11 Cases in the Bankruptcy Court. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cleansing Material

Beginning in August 2023, the Company commenced discussions with certain members of the Ad Hoc Noteholder Group regarding the possibility of potential financing, recapitalization and restructuring transactions with respect to the Company Parties.

The Company entered into confidentiality agreements (collectively, the “NDAs”) with members of the Ad Hoc Noteholder Group. Pursuant to the NDAs, the Company agreed to publicly disclose certain information, including material non-public information disclosed to the members of the Ad Hoc Noteholder Group (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDAs. The Company represents that all Confidential Information (as defined in the NDAs) that constituted material non-public information is set forth in this Form 8-K and the Cleansing Material. A copy of the Cleansing Material is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The descriptions in this Form 8-K of the Cleansing Material do not purport to be complete and are qualified in their entirety by reference to the complete presentation of the Cleansing Material attached as Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Exposure of Protected Health Information

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2023, the Company determined on October 11, 2023 that its information technology network was affected by ransomware. Upon becoming aware, the Company took quick action to secure its networks, including shutting down systems. The Company also launched an investigation, engaged experienced cybersecurity counsel which is working with cybersecurity advisors, and notified law enforcement.

Based on the investigation to date, it appears likely that the attacker accessed files containing personal data, including Protected Health Information (as defined by the Health Insurance Portability and Accountability Act). The ongoing investigation is expected to lead to further information regarding the impact of the ransomware incident on the Company’s operations, the cost of remediation and other potential liabilities.

The Company will notify potentially affected third-parties and individuals in accordance with legal obligations. The Company carries cyber/privacy liability insurance to protect it against certain losses related to incidents of this nature. However, the Company has incurred, and may incur in the future, expenses and losses related to this incident that are not covered by insurance.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company cautions that such forward-looking statements contained in this Current Report on Form 8-K or made from time to time by the Company’s management, including those regarding the Chapter 11 Cases, the Prepackaged Plan, the Consenting Investor Direct Investment, the debtor-in-possession financing facility, the Reverse Dutch Election Opportunity, the Company’s delisting from Nasdaq, and the ransomware incident are subject to risks and uncertainties which may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to the following: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; risk associated with third party motions in any bankruptcy case; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the length of time the Company will operate under the Chapter 11 Cases and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s financial restructuring; the Company’s trading price and the effects of the Chapter 11 Cases and of the Company’s delisting from Nasdaq on the liquidity of the Company’s Common Stock; additional information regarding the extent of the ransomware incident that the Company may uncover during our ongoing investigation; the Company’s ability to assess and remedy the incident; the Company’s ability to service our customers following the incident; the compromise or improper use of sensitive, proprietary, confidential financial, or personal data or information resulting in negative consequences such as fines, penalties, or loss of reputation, competitiveness or patients; incremental expenses associated with the Company’s on-going assessment of the ransomware incident; the nature and scope of any claims, litigation or regulatory proceedings that may be brought against the Company or other affected parties as a result of the ransomware incident; the availability of insurance coverage; other legal, reputational and financial risks resulting from the ransomware incident and the potential impact of this incident on the Company’s revenues, operating expenses, and operating results; and the length and scope of disruptions to the Company’s business operations caused by the ransomware incident. The Company therefore cautions readers against relying on such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement by and among Akumin Inc. and the other parties thereto, dated October 20, 2023

10.2	Agreement for Interim Management Services between AlixPartners, LLP and Akumin, Inc. and certain of its affiliates and subsidiaries, dated October 17, 2023

99.1	Press Release, dated October 20, 2023

99.2	Cleansing Material

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: October 20, 2023	By:	/s/ Riadh Zine
Riadh Zine Chairman, Chief Executive Officer and Director